UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 24, 2018
BANCFIRST CORPORATION
(Exact name of registrant as specified in its charter)

OKLAHOMA	0-14384	73-1221379
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
101 North Broadway, Oklahoma City, Oklahoma		73102
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code	(405) 270-1086

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

(a)	On May 24, 2018, BancFirst Corporation (the “Company”) held its annual meeting of shareholders. As of the record date on April 6, 2018, the total number of shares of common stock outstanding and entitled to vote at the annual meeting was 32,708,215, of which 27,681,933 shares were represented at the meeting in person or by proxy. The purpose of the annual meeting was to vote on two proposals: (i) to elect the 21 directors nominated by our board; and (ii) to ratify BKD, LLP as our independent registered public accounting firm. Each of the foregoing proposals was set forth and described in the Notice of Annual Meeting and Proxy Statement of the Company dated April 10, 2018. At the meeting, the shareholders elected all 21 directors and ratified our independent auditors.

(b)	The number of votes cast for or against, as well as the number of abstentions and broker non-votes as to each such matter (where applicable), are set forth below:

Description of Proposal	Number of Shares
Proposal No. 1-Election of Directors	For	Withheld	Broker Non-Votes

Dennis L. Brand	25,204,385	302,141	2,175,407
C.L. Craig, Jr.	24,776,739	729,787	2,175,407
James R. Daniel	25,195,197	311,329	2,175,407
F. Ford Drummond	24,807,235	699,291	2,175,407
Joseph Ford	25,419,242	87,284	2,175,407
David R. Harlow	25,351,931	154,595	2,175,407
William O. Johnstone	25,195,950	310,576	2,175,407
Frank Keating	24,281,932	1,224,594	2,175,407
Dave R. Lopez	24,782,657	723,869	2,175,407
W. Scott Martin	25,444,817	61,709	2,175,407
Tom H. McCasland, III	24,777,489	729,037	2,175,407
Ronald J. Norick	24,777,391	729,135	2,175,407
David E. Rainbolt	25,326,399	180,127	2,175,407
H.E. Rainbolt	25,313,100	193,426	2,175,407
Michael S. Samis	24,848,508	658,018	2,175,407
Darryl Schmidt	25,205,602	300,924	2,175,407
Natalie Shirley	24,806,608	699,918	2,175,407
Robin Smith	25,419,464	87,062	2,175,407
Michael K. Wallace	24,783,896	722,630	2,175,407
Gregory G. Wedel	24,792,588	713,938	2,175,407
G. Rainey Williams, Jr.	24,726,804	779,722	2,175,407

Proposal No. 2- Ratify Independent	For	Against	Abstained	Broker Non-Votes
Registered Public Accounting Firm	27,610,623	28,335	42,975	-

Item 7.01. Regulation FD Disclosure.

BancFirst Corporation Announces Declaration of Quarterly Dividend on its common stock and an Interest Payment on its BFC Capital Trust II

On May 24, 2018, BancFirst Corporation’s Board of Directors declared a $0.21 per share cash dividend on its common stock. The dividend is payable July 13, 2018, to shareholders of record on June 29, 2018. BancFirst Corporation will also pay the quarterly interest payment on $26.8 million of its 7.20% Junior Subordinated Debentures related to the trust preferred securities issued by its statutory trust subsidiary, BFC Capital Trust II. The trust will use the proceeds of the interest payment to pay a dividend of $0.45 per share on the trust preferred securities, payable July 13, 2018, to shareholders of record on June 29, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANCFIRST CORPORATION
(Registrant)

Date: May 24, 2018	/s/Kevin Lawrence
Kevin Lawrence
Executive Vice President
Chief Financial Officer
(Principal Financial Officer)